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                                LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the "License Agreement") is effective as of June 24, 2004 (the "Effective Date") by and among Encompass Group Affiliates, Inc., a Delaware corporation, located at 420 Lexington Avenue, Suite 2739, New York, New York 10170 ("Licensee"), and Hy-Tech Technology Group, Inc. and Hy-Tech Computer Systems, Inc., each a Delaware Corporation, located at 1840 Boy Scout Drive, Ft. Myers, FL 33907 (together, "Licensors"). Licensee and each Licensor are individually referred to as a "Party" and collectively referred to as the "Parties."

                                    RECITALS

      WHEREAS, Licensee desires to license certain assets of Licensors and Licensors desire to grant to Licensee a license in those assets on the terms and condition contained herein.

      NOW THEREFORE, in consideration of the mutual promises and covenants herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

                                    AGREEMENT

1. DEFINITIONS. The following terms shall have the following meaning as used in this License Agreement:

      "Affiliate" means, with respect to any legally recognizable entity, any other such entity directly or indirectly Controlling, Controlled by, or under common Control with such entity. "Control," as used in this definition, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a legally recognizable entity, whether through the ownership of voting shares or other voting interests, by contract, or otherwise. Where such entity is a partnership, limited liability company, corporation, or similar entity and has partners, members, or shareholders with equal ownership interests or equal control interests, by contract or otherwise, then each such partner, member, or shareholder will be deemed to possess, directly or indirectly, the power to direct or cause the direction of the management and policies of that entity.

      "Convertible Debenture" shall mean the 10% Senior Secured Convertible Debentures described on Schedule I hereto.

      "Customer Lists" shall mean those customers lists of Licensor delivered to Licensee, on the date hereof, on CD ROM media in a file format that is compatible with Microsoft Excel, which constitute true and accurate lists of all of each Licensor's customers, and all rights related to the Customer Lists.

      Other Terms. All other terms defined in the text of this Technology License Agreement shall have the meanings set forth in such text.

2. LICENSE GRANTS, RIGHTS, AND OWNERSHIP.

      2.1 Customer Lists License. Each Licensor on behalf of itself and its respective Affiliates hereby grants Licensee and its Affiliates an exclusive, worldwide, royalty free, fully paid up, perpetual, non-terminable and irrevocable right and license to: (1) use, copy and modify the Customer Lists; and (2) sublicense to third parties the foregoing rights in (1) above, including the right to sublicense to further third parties (the "License").

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      2.2 Ownership. Subject to the License, each Licensor shall retain all right, title, and interest in and to its Customer List.

      2.3 Covenant Not to Sue. In addition to the License, each Licensor on behalf of itself and its Affiliates hereby covenant that neither it nor any of its Affiliates will sue Licensee or any of its Affiliates or any of their respective licensees, distributors, customers, or end users for infringement based on such party's use of the Customer Lists.

3. FEES AND PAYMENT. In full and complete consideration for the License and covenant not to sue set forth in Section 2, Licensee will assume and agree to perform, pay or discharge a total of Three Hundred Thousand Dollars (US$300,000.00) due and owing by Licensors under the Convertible Debenture.

      4. WARRANTIES. Each Licensor represents and warrants that:

      (i) Each Licensor owns all right, title, and interest in and to its Customer List and has the sole, full unencumbered and clear title to and is the true and lawful exclusive owner of its Customer List and associated good will;

      (ii) This License Agreement is a legal, valid and binding obligation of each Licensor and the execution, delivery and performance of this License Agreement by each Licensor does not and will not conflict with any agreement, instrument or understanding, oral or written, to which either Licensor is a party or by which either Licensor may be bound, nor violate any laws, rules or regulations of any court, governmental authority or administrative or other agency having authority over either Licensor, the Customer Lists or the associated good will;

      (iii) Neither Licensor has granted and neither will grant any rights in its Customer List that are inconsistent with this License Agreement and the rights granted to Licensee herein;

      (iv) Each Licensor has all right, power and authority necessary to execute this License Agreement and to grant Licensee the license rights set forth herein;

      (v) Neither Licensor has knowledge nor has either received any notices or claims that the use or licensing of the Customer Lists infringe upon the rights of any third party; and

      (vi) Neither Licensor has pledged, hypothecated, or otherwise encumbered its Customer List; and the Customer Lists are not subject to any pledge, security interest, or other encumbrance.

5. CONFIDENTIALITY. Each Licensor agrees that it will hold in strictest confidence, and will not use or disclose to any third party, the existence, terms and conditions of this License Agreement until such time as Licensee may choose, in its sole discretion, to publicly disclose such information. Nothing herein shall prevent or prohibit either Licensor from making any disclosure to its legal counsel under obligations of confidentiality as necessary to consummate the transactions contemplated herein or to its financial and tax advisors under obligations of confidentiality as necessary to file either Licensor's tax returns.

6. NOTICES. All notices and requests in connection with this License Agreement shall be deemed given as of the day they are received by the intended recipient via messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows, or to such other address as the Party to receive the notice or request so designates by written notice to the other:


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To Licensee:                           To Licensors:
------------                           -------------

Encompass :                            c/o HY-TECH Technology Group, Inc.
c/o Advanced Communications            1840 Boy Scout Drive
Technologies, Inc.                     Fort Myers, Florida  33907
420 Lexington Avenue, Suite 2739       Attention:  Gary McNear
New York, New York  10170              Fax:      _______________________
Attention: Wayne I. Danson
Facsimile No.: 646-227-1666


Copy to:                               Copy to:
--------                               --------
Eckert Seamans Cherin & Mellott LLC    Gottbetter & Partners, LLP
1515 Market Street, 9th Floor          488 Madison Avenue, 12th Floor
Philadelphia, PA  19102                New York, NY  10022
Attention:   Gary A. Miller, Esquire   Attention:    Adam S. Gottbetter, Esquire
Phone:       (215) 851-8472            Phone:        (212) 400-6900
Fax:         (215) 851-8383            Fax:          (212) 400-6901


8. AMENDMENTS/WAIVER. No amendment, waiver, or forbearance of any provision of this License Agreement shall be effective unless the same shall be in a writing signed by the Parties. Any such waiver or forbearance shall only be effective for the specific purpose and in the specific instance given and not for other or subsequent purposes or instances and no forbearance or waiver shall affect the Parties' rights to refuse further forbearances or waivers.

9. INTERPRETATION. This License Agreement has been generated pursuant to the equal negotiations and advice of the Parties and their counsel. Accordingly, this License Agreement should not be construed or interpreted more favorably or unfavorably as to any Party hereto.

10. GOVERNING LAW AND VENUE. This License Agreement shall be construed and controlled by the laws of the State of Delaware, and the Parties consent to exclusive jurisdiction and venue in the federal and state courts sitting in Delaware. The Parties waive all defenses of lack of personal jurisdiction and forum non conveniens. Process may be served on any Party in the manner authorized by applicable law or court rule. In any action to enforce any right or remedy under this License Agreement or to interpret any provision of this License Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees, costs and other expenses.

11. SEVERABILITY. If any provision, or portion thereof, of this License Agreement is held by a court of competent jurisdiction to be invalid under any applicable statute or rule of law, the Parties agree that such invalidity shall not affect the validity of the remaining portions of this License Agreement and further agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision.

12. COUNTERPARTS. The signature pages of this License Agreement may be executed in counterparts and by facsimile and all such pages shall constitute original signature page(s) hereof and taken together all such counterparts shall be one and the same instrument.

13. AUTHORITY. Licensee or each Licensor represents and warrants that it has the authority and power to execute and deliver this License Agreement.


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14. INDEPENDENT CONTRACTORS. The Parties hereunder are operating as independent contractors, and nothing in this License Agreement shall be construed as creating a partnership, franchise, joint venture, employer-employee or agency relationship.

15. HEADINGS/CONSTRUCTION. The Section headings used in this License Agreement are for convenience only and shall not be given substantive effect.

16. BINDING EFFECT; ASSIGNMENT. This License Agreement shall be binding upon and inure to the benefit of the successors and assigns of each party hereto, and their Affiliates, divisions, parents and subsidiaries. "Successors" shall include, but not be limited to, heirs, executors, administrators and receivers, and shall also include any new entity to which any substantial part of the assets of a party are transferred in any manner, including, but not limited to transfers by merger, consolidation, reorganization, or otherwise.

17. PROHIBITION ON ASSIGNMENT. Neither Licensor may assign this License Agreement, or any rights or obligations hereunder, whether by operation of contract, law or otherwise, except with the prior, express written consent of Licensee, and any attempted assignment by either Licensor in violation of this
Section 17 shall be void.

18. TERM. The term of this License Agreement shall commence as of the Effective Date and shall continue in perpetuity.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)


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      IN WITNESS WHEREOF, the Parties have caused this License Agreement to be executed by their duly authorized Representatives as of the Effective Date first written above.

ENCOMPASS GROUP AFFILIATES, INC.            HY-TECH TECHNOLOGY GROUP, INC.


By:                                         By:
   ------------------------------              ---------------------------------
    Name:                                       Name:
    Title:                                      Title:


                                            HY-TECH COMPUTER SYSTEMS, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


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                                                                       EXHIBIT C

                                   Schedule I
                              Convertible Debenture

--------------------------------------------------------------------------------
Name and Address                                  Principal amount of Debenture
--------------------------------------------------------------------------------
KT Capital, LP                                    $ 60,000
237 Park Avenue South
New York, NY 10017
Attn: Jeffrey Kwit, Managing Partner
--------------------------------------------------------------------------------
David H. Boshart & Elizabeth F. Boshart           $ 60,000
8504 Charter Club Circle, No. 10
Fort Myers, FL 33919
--------------------------------------------------------------------------------
David H. Boshart, Bruce H. Boshart &              $ 60,000
 Bethany Maahs-Hoagsberg
8504 Charter Club Circle, No. 10
Fort Myers, FL 33919
--------------------------------------------------------------------------------
David H. Boshart                                  $ 60,000
8504 Charter Club Circle, No. 10
Fort Myers, FL 33919
--------------------------------------------------------------------------------
Maximum Ventures, Inc.                            $ 60,000
1175 Walt Whitman Road
Fort Myers, FL 33907
--------------------------------------------------------------------------------
Total                                             $300,000
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                               License Agreement